UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 11, 2022

(Date of Report: Date of earliest event reported)

Middlefield Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio

(State or other jurisdiction of incorporation)

001-36613

(Commission File Number)

34-1585111

(I.R.S. Employer Identification Number)

15985 East High Street

Middlefield, Ohio 44062

(Address of principal executive offices, including zip code)

(440) 632-1666

(Registrant’s telephone number, including area code)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MBCN	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 11, 2022, Middlefield Banc Corp. (the “Company”) announced the appointment of Michael C. Ranttila as Vice President of Finance for the Company.

Mr. Ranttila, age 49, will continue to serve as Executive Vice President and Chief Financial Officer of The Middlefield Banking Company (the “Bank”), the banking subsidiary of the Company, a position that he has held since November 2019. A certified public accountant, Mr. Ranttila first joined the Bank in March 2011 as Controller. Prior thereto, he worked for Crowe LLP as an auditor of community banks.

Mr. Ranttila’s base salary will remain at $200,000, subject to annual review, and he will continue to be eligible to participate in the Company’s broad-based employee benefit plans. Mr. Ranttila does not have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ITEM 7.01. REGULATION FD DISCLOSURE

On May 12, 2022, the Company issued a press release announcing Mr. Ranttila’s appointment as Vice President of Finance. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

The following exhibit is furnished to this Current Report on Form 8-K:

(d) Exhibits.

99.1	May 12, 2022 press release of Middlefield Banc Corp.

104	Cover Page Interactive File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEFIELD BANC CORP.

Date: May 12, 2022	/s/ James R. Heslop, II
President and Chief Executive Officer